T. Rowe Price Latin America Fund

Supplement to Prospectus dated March 1, 2014

On page 51, the portfolio manager table under “Management” is supplemented as follows:

Effective March 26, 2014, Verena E. Wachnitz and Gonzalo Pangaro are replacing Jose Costa Buck as the fund’s co-portfolio managers. Ms. Wachnitz will serve as Chairman of the fund’s Investment Advisory Committee and initially as co-portfolio manager of the fund. Mr. Pangaro will serve as interim co-portfolio manager along with Ms. Wachnitz until the necessary regulatory approval is obtained from the United Kingdom Financial Conduct Authority for Ms. Wachnitz to solely manage the fund. Once regulatory approval is obtained, which is expected to occur on or before April 30, 2014, Ms. Wachnitz will begin serving as the fund’s sole portfolio manager. Ms. Wachnitz joined T. Rowe Price International in 2003 and Mr. Pangaro joined T. Rowe Price International in 1998.

On page 83, the disclosure under “Portfolio Management” with respect to the Latin America Fund is supplemented as follows:

Effective March 26, 2014, Verena E. Wachnitz is replacing Jose Costa Buck as Chairman of the fund’s Investment Advisory Committee, and will begin serving as the fund’s co-portfolio manager along with Gonzalo Pangaro. Ms. Wachnitz and Mr. Pangaro will serve as co-portfolio managers pending regulatory approval for Ms. Wachnitz to solely manage the fund. Upon regulatory approval, which is expected by April 30, 2014, Ms. Wachnitz will begin serving as sole portfolio manager with day-to-day responsibility for managing the fund’s portfolio. Ms. Wachnitz joined the Firm in 2003 and has 10 years of investment experience. Since joining the Firm, she has served as an equity research analyst covering Latin America. Prior to joining the Firm, she was an investment analyst with Centro de Estudios de Transporte e Infraestructura. Mr. Pangaro joined the Firm in 1998 and his investment experience dates from 1991. He has served as a portfolio manager with the Firm throughout the past five years and was the fund’s portfolio manager from 2004 through 2008.

The date of this supplement is March 26, 2014.

F97-041 3/26/14